UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

March 31, 2008

Date of Report (Date of earliest event reported)

WEST SUBURBAN BANCORP, INC.

(Exact name of registrant as specified in its charter)

Illinois	0-17609	36-3452469
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

711 South Meyers Road, Lombard, Illinois		60148
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:		(630) 652-2000

Not Applicable

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02 Termination of a Material Definitive Agreement.

Agreement and Plan of Merger

On March 31, 2008, West Suburban Bancorp, Inc. (“West Suburban”), WSBI Acquisition Corporation, a wholly owned subsidiary of West Suburban (“WSBI”) and G.R. Bancorp, Ltd. (“GRB”) entered into an agreement acknowledging the termination of the Agreement and Plan of Merger, dated January 8, 2008 (the “Merger Agreement”).  The Merger Agreement provided for the acquisition by West Suburban of the outstanding shares of GRB through the merger of GRB with WSBI (the “Merger”).

SIGNATURES

                Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WEST SUBURBAN BANCORP, INC.

Dated: April 1, 2008	By:	/s/ Duane Debs
Duane Debs
President